SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/x/    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                AIM SERIES TRUST
                                ----------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

/x/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)     Title of each class of securities to which transaction applies:


       (2)     Aggregate number of securities to which transaction applies:


       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       (4)     Proposed maximum aggregate value of transaction:


       (5)     Total fee paid:


/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                            AIM GLOBAL TRENDS FUND
                         11 GREENWAY PLAZA, SUITE 100
                             HOUSTON, TEXAS 77046

                       SPECIAL MEETING OF SHAREHOLDERS

                                                                          , 1999

DEAR SHAREHOLDER:

      The Board of Trustees ("Board") of AIM Series Trust ("Trust") has voted to restructure AIM Global Trends Fund ("Fund"), the sole portfolio of the Trust. As you are aware, the Fund currently seeks to achieve its investment objective of long-term growth of capital by investing substantially all of its assets in the AIM Theme Funds ("Theme Funds"). Currently, the Fund operates as a "fund of funds" and invests in the Theme Funds in proportions related to each sector's proportion in the Morgan Stanley Capital International All Country (AC) World Index ("MSCI Index"). Under the restructuring proposed by A I M Advisors, Inc. ("AIM"), the Fund would redeem its investments in the Theme Funds and instead would directly invest in equity securities of U.S. and foreign issuers in the industry sectors in which the Theme Funds invest. In allocating the Fund's assets among those sectors, AIM would actively manage the Fund and would not be tied to each sector's relative proportion in the MSCI Index.

      The Board and AIM believe that the proposed restructuring would benefit the Fund and its shareholders. By investing directly in equity securities, the Fund would be better able to maintain and modify the allocation of its assets among global industry sectors. In order for the restructuring to occur, certain matters must be approved by shareholders. Accordingly, a special meeting of shareholders ("Meeting") will be held on August 25, 1999.

      Attached are the Notice and Proxy Statement for the Meeting which describe the proposals on which you are being asked to vote. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THESE PROPOSALS.

      Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. Thank you for your cooperation and continued support. You may also vote your shares on the web at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

                                        Sincerely,

                                        Robert H. Graham
                                        CHAIRMAN AND PRESIDENT

                            AIM GLOBAL TRENDS FUND
                         11 GREENWAY PLAZA, SUITE 100
                             HOUSTON, TEXAS 77046

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               AUGUST 25, 1999

TO THE SHAREHOLDERS:

      Notice is hereby given that a special meeting of shareholders ("Meeting") of AIM Global Trends Fund ("Fund"), the sole investment portfolio of AIM Series Trust will be held at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, on August 25, 1999, at 3:00 p.m., Central time, for the following purposes:

      (1)   To approve a new investment advisory agreement for the Fund;

      (2) To approve changes to the fundamental investment restrictions of the Fund;

      (3)   To elect a Trustee;

      (4)   To ratify the selection of independent public accountants; and

      (5) To transact any other business, not currently contemplated, that may properly come before the Meeting, in the discretion of the proxies or their substitutes.

      Shareholders of record at the close of business on June 21, 1999, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Whether or not you attend the Meeting, we urge you to PROMPTLY COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD, so that a quorum will be present and a maximum number of shares may be voted.

                                   BY ORDER OF THE BOARD,


                                   Samuel D. Sirko
                                   SECRETARY

HOUSTON, TEXAS
JULY __, 1999

YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                               PROXY STATEMENT

                            AIM GLOBAL TRENDS FUND
                         11 GREENWAY PLAZA, SUITE 100
                             HOUSTON, TEXAS 77046
                                 -----------

                       SPECIAL MEETING OF SHAREHOLDERS
                                TO BE HELD ON
                               AUGUST 25, 1999
                                 -----------

      This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees ("Board") of AIM Series Trust ("Trust"). These proxies are to be used at the Special Meeting of Shareholders and at any adjournment thereof ("Meeting") to be held at the offices of the Trust at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, on August 25, 1999, at 3:00 p.m., Central time. Only shareholders of record at the close of business on June 21, 1999, are entitled to notice of and to vote at the Meeting. Copies of this Proxy Statement and the accompanying materials will first be mailed to shareholders on or about _____________, 1999.

      AIM Global Trends Fund ("Fund") is the sole series of the Trust. The Fund has four classes of shares, but for simplicity and clarity, all classes of shares of beneficial interest in the Fund are referred to as "shares." Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share of the Fund is entitled to a proportionate share of one vote, with respect to each proposal to be voted upon by the shareholders. Information about the vote necessary to approve a proposal is discussed below in connection with the proposal.

      If the accompanying proxy card is properly executed and returned by a shareholder in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted in accordance with the recommendation of your Board as to all proposals described in this Proxy Statement; and, at the discretion of the proxyholders, on any other matter that may properly have come before the Meeting or any adjournments thereof. Any proxy given pursuant to this solicitation may be revoked at any time before its exercise by giving written notice to the Secretary of the Trust or by the issuance of a subsequent proxy. To be effective, such revocation must be received by the Secretary of the Trust prior to the Meeting. In addition, a shareholder may revoke a proxy by attending the Meeting and voting in person. The solicitation of proxies will be made primarily by mail but also may be made by telephone, telegraph, telecopy, and personal interviews. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

      The presence in person or by proxy of shareholders of the Fund entitled to cast one third of all the votes entitled to be cast at the Meeting shall constitute a quorum at the Meeting. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve any of the proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. In addition, abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

      There were __________ outstanding shares of the Fund as of the record date, June 21, 1999 ("Record Date"). [To the knowledge of the Trust's management, as of the Record Date, there were no beneficial owners of 5% or more of the outstanding shares of any class of the Fund, except as indicated in Exhibit C].


                               PROPOSAL NO. 1:
               APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

      The Fund currently seeks to achieve its investment objective of long-term growth of capital by investing substantially all of its assets in the AIM Theme Funds ("Theme Funds"), which focus their investments on the following global industry sectors: consumer products and services, financial services, health care, infrastructure, natural resources, and telecommunications and technology. The Fund operates as a "fund of funds" and allocates its assets among the Theme Funds according to the industry weighting of the companies comprising the Morgan Stanley Capital International All Country (AC) World Index ("MSCI"), which is a broad unmanaged index of global stock prices in 38 industry sectors.

      A I M Advisors, Inc. ("AIM") and the Board believe that restructuring the Fund would be beneficial to the Fund and its shareholders. Under the proposed restructuring, the Fund would redeem its investments in the Theme Funds and would directly invest primarily in equity securities of U.S. and foreign issuers in any or all of the global industry sectors in which the Theme Funds invest. The remainder of the Fund's assets could be invested in equity securities of issuers in other global industry sectors or in debt securities of U.S. and foreign issuers. Rather than committing portions of its assets to a particular group of global industries based on their respective weighting in the MSCI, under the proposed restructuring, AIM could allocate Fund assets to industries and industry groups that it believed provided the most advantageous investment opportunities at a given time. Control over individual equity selection would thus move to the Fund's portfolio managers and away from the portfolio managers of the six Theme Funds. The primary portfolio managers for the restructured Fund would be Derek Webb, Michael Yellen, and Roger Mortimer each of whom currently serves as a portfolio manager of each of the Theme Funds.

      The proposed restructuring would not involve any change to the Fund's name or investment objective. In order to effect the proposed restructuring, however, shareholders of the Fund need to approve certain changes to the Fund's operations. These changes are (1) the approval of a new investment advisory agreement, described in this Proposal 1, and (2) the elimination of the Fund's policy of concentrating its investments in other investment companies, which is described in greater detail in Proposal 2A.

      AIM currently serves as investment advisor and administrator to the Fund pursuant to the Investment Management and Administration Contract between the Trust and AIM dated May 29, 1998 ("current advisory agreement"). The current advisory agreement was approved by the initial shareholder on or about May 29, 1998. Because the Fund currently invests in the Theme Funds, which are also advised by AIM, in proportions dictated by the MSCI and without management discretion, AIM does not directly receive any investment advisory fee from the Fund. AIM does, however, receive investment advisory fees from each of the Theme Funds in which the Fund invests. As a result, although the Fund does not directly pay AIM an advisory fee, it does so indirectly through its investments in the Theme Funds.

      Under the proposed restructuring, the Fund would be actively managed by AIM. To reflect AIM's direct management of the portfolio, AIM has proposed a new advisory agreement with the Fund that, among other things, would impose an advisory fee directly upon the Fund. The advisory fee would be calculated according to the same advisory fee schedule that applies to the Theme Funds. Thus, as a result of the proposed restructuring, shareholders of the Fund would pay approximately the same advisory fees that they currently pay indirectly. Accordingly, the shareholders of the Fund are being asked to approve a new investment advisory agreement ("proposed advisory agreement"). AIM would continue to serve as the Fund's administrator and accounting agent under a separate administration agreement. AIM affiliates would continue to serve as the Fund's transfer agent and distributor.

      A description of the proposed advisory agreement is provided below under "Comparison of Agreements" and "Other Terms of the Proposed Advisory Agreement" sections. Such description is only a summary and is qualified by reference to the form of investment advisory agreement attached hereto as Exhibit A. A summary of the Board's considerations is provided below under "Board Considerations."

COMPARISON OF AGREEMENTS

      Under the current advisory agreement, AIM does not actively manage the Fund's portfolio, but is simply responsible for the daily allocation and periodic rebalancing of the Fund's assets among the Theme Funds based on a predetermined allocation methodology. By contrast, under the proposed advisory agreement, AIM would actively manage the Fund's portfolio. Specifically, AIM would, among other things, perform research and analysis for the Fund on pertinent information about significant developments and economic, statistical and financial data; determine which issuers and securities would be represented in the Fund's investment portfolios; and formulate and implement continuing programs for the purchases and sales of the securities. The following table shows the proposed advisory fee structure for the Fund. As noted above, this fee structure is identical to that currently in place for the Theme Funds pursuant to their advisory agreement with AIM.

                                  ADVISORY FEE
                                  ------------
                        (BASED ON AVERAGE DAILY NET ASSETS)
                        -----------------------------------

0.975% of the first $500 million;
0.95%  on the next $500 million;
0.925% on the next $500 million; and
0.90%  on amounts thereafter.

      The Fund does not pay any fees directly to AIM for services provided under the current advisory agreement because such fees are paid by the underlying Theme Funds. The Fund currently pays these advisory fees indirectly. If the proposed advisory agreement is approved by shareholders, upon the restructuring, AIM would receive a fee, pursuant to the fee structure set forth above, for the investment advisory services that it provides to the Fund. The proposed fee schedule for advisory services is the same as the fee schedule applicable to the Theme Funds. Under the proposed advisory agreement, it is anticipated that the Fund would have paid $455,541 to AIM during the last fiscal year.

      Under the current advisory agreement, AIM bears the cost of all ordinary business expenses of the Fund due to the Fund's investment in the Theme Funds. Under the proposed advisory agreement, all of the ordinary business expenses not specifically assumed by AIM incurred in the operations of the Fund and the offering of its shares shall be paid by the Fund. These expenses include but are not limited to brokerage commissions, taxes, legal, accounting, auditing or governmental fees, custodian, transfer agent, and shareholder service agent costs.


                            EXPENSES BEFORE THE RESTRUCTURING


ANNUAL FUND OPERATING EXPENSES
(expenses that are
deducted from Fund
assets)
                        CLASS A       CLASS B       CLASS C        ADVISOR CLASS
MANAGEMENT FEES         None          None          None           None
DISTRIBUTION AND/OR     0.50%         1.00%         1.00%          None
SERVICE (12B-1) FEES
OTHER EXPENSES (1)      None          None          None           None
TOTAL ANNUAL FUND       0.50          1.00          1.00           None
OPERATING EXPENSES

(1) "Other Expenses," including transfer agency, legal and audit fees, and other operating expenses, are borne by the Fund's advisor.

      The table above does not reflect the Fund's indirect PRO RATA share of the fees and expenses incurred by the Theme Funds. The following table shows the aggregate expense ratio of each class of the Fund based on a weighted average of the expense ratios of Advisor Class shares of the Theme Fund in which the Fund was invested as of October 31, 1998, plus the Fund's total operating expenses. These percentages do not necessarily reflect the current allocation of the Fund's assets to the Theme Funds.

AGGREGATE EXPENSES (INCLUDING THE FUND'S INDIRECT PRO RATA SHARE OF THE FEES AND EXPENSES INCURRED BY THE THEME FUNDS)
                     CLASS A       CLASS B       CLASS C        ADVISOR CLASS
AGGREGATE EXPENSES   1.95%         2.45%         2.45%          1.45%


            ESTIMATED EXPENSES AFTER THE RESTRUCTURING


ANNUAL FUND OPERATING EXPENSES
(expenses that are
deducted from Fund
assets)
                        CLASS A       CLASS B       CLASS C        ADVISOR CLASS
MANAGEMENT FEES         0.98%         0.98%         0.98%          0.98%
DISTRIBUTION AND/OR     0.50%         1.00%         1.00%          None
SERVICE (12B-1) FEES
OTHER EXPENSES          0.80%         0.83%         0.83%          0.80%
(INCLUDING TRANSFER
AGENCY, LEGAL AND
AUDIT FEES, AND
OTHER OPERATING
EXPENSES) (1)
TOTAL ANNUAL FUND       2.28%         2.81%         2.81%          1.78%
OPERATING EXPENSES
EXPENSE                 0.28%         0.31%         0.31%          0.28%
REIMBURSEMENT
NET EXPENSES (2)        2.00%         2.50%         2.50%          1.50%

(1) "Other Expenses" are estimated.
(2) AIM has contractually agreed to limit the Fund's net expenses.

      A table containing fee schedules of comparable mutual funds advised by AIM is attached hereto for your reference as Exhibit B.

OTHER TERMS OF THE PROPOSED ADVISORY AGREEMENT

      In performing its obligations under the proposed advisory agreement, AIM would be required to comply with all applicable laws. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors, or employees, AIM shall not be subject to liability to the Trust or to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      The proposed advisory agreement provides that, subject to the approval of the Board and the shareholders of the Fund, AIM may delegate any and all of its duties to a sub-adviser, provided that AIM shall continue to supervise the performance of any such sub-adviser.

      The proposed advisory agreement may be terminated at any time without penalty by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to AIM. The proposed advisory agreement will terminate automatically in the event of any assignment, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The proposed advisory agreement continues automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the independent Board members, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

BOARD CONSIDERATIONS

      At a series of meetings with the Board, AIM described the anticipated effects of the restructuring on the Fund. In connection with its review of the proposed restructuring, the Board considered the performance of the Fund and of the Theme Funds; the growth of the Fund since commencement of operations; the impact of the restructuring on the Fund and its shareholders; information about other Funds and their fees and expenses; and the likely costs associated with the restructuring.

      The Board also evaluated the proposed advisory agreement. The Board considered that the proposed advisory agreement, including the terms relating to the services to be provided and the fees and expenses payable by the Fund, are not materially different from the current advisory agreements for the underlying Funds. In approving the proposed advisory agreement, the Board took into account that, except for the establishment of a fee that is currently paid to AIM by the Fund indirectly through its investments in the underlying Funds, the responsibility of the Fund for all ordinary operating expenses, and moving provisions for administration services into a separate administration agreement with AIM, there are no material differences between the provisions of the current advisory agreement and the proposed advisory agreement.

      In particular, the Board considered that, as the Fund is currently structured, the aggregate annual expense ratios (including the Fund's indirect PRO RATA share of the expenses of the Theme Funds) of Class A, Class B, Class C, and Advisor Class shares are 1.95%, 2.45%, 2.45%, and 1.45%, respectively, of the average daily net assets allocable to those classes of shares. The Board further considered that, under the proposed advisory agreement, the expense ratios of Class A, Class B, Class C, and Advisor Class shares would continue to be capped, until June 30, 2000, at 2.00%, 2.50%, 2.50%, and 1.50%, respectively, of the average daily net assets allocable to those classes of shares. The Board was advised that the slighly lower current aggregate annual expense ratios were due to the benefits of economies of scale realized by the Fund as a result of its investment in certain larger Theme Funds.

      The Board also considered the services to be supplied by AIM following the restructuring and the fees to be charged relative both to those now charged indirectly through the Theme Funds and to those charged by AIM to other global equity portfolios and Funds that it advises. (See Exhibit B) The Board considered each of the foregoing factors. Based upon these considerations, the Board, including its members who are not interested persons of the Fund (as that term is defined in the 1940 Act) ("independent Board members"), unanimously approved the proposed advisory agreement and recommended approval by the shareholders.

SHAREHOLDER APPROVAL REQUIREMENTS

      Approval of the proposed advisory agreement on behalf of the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. The proposed advisory agreement is completely contingent upon the approval of Proposal 2A and will not become effective unless Proposal 2A is approved. If Proposal 2A is not approved, AIM will continue to perform its duties under the current advisory agreement and the Fund will continue to invest in the Theme Funds, until the Board decides what further action to take with respect to the Fund.



             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.


                            ----------------------

                               PROPOSAL NO. 2:
             APPROVAL OF CHANGES TO THE FUNDAMENTAL RESTRICTIONS

 BACKGROUND

      The Board proposes several changes to the fundamental investment restrictions of the Fund. The first proposed change described below -- to the Fund's policy of concentrating its investments in other investment companies -- is required to effect the restructuring of the Fund in the manner described in Proposal 1. The remaining proposed revisions to the Fund's fundamental restrictions are intended generally to promote uniformity with the fundamental restrictions of other AIM Funds.

PROPOSED CHANGES

      The following is the text and a summary description of the proposed changes to the Fund's fundamental restrictions. Shareholders may request from the Fund a copy of the Fund's Statement of Additional Information for the text of the Fund's existing fundamental restrictions, by calling 1-800-347-4246.

      With respect to each existing or proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

A.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION.

PROPOSED CHANGE: Upon the approval of Proposal 2A, the existing fundamental restriction on concentration would be modified as follows:

      The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions [as defined below]) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investment in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities,
      (ii) tax-exempt obligations issued by government or political subdivisions of governments, or (iii) bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

DISCUSSION: The Fund currently has a fundamental policy that it "will concentrate more than 25% of its assets in the mutual fund industry." Under the proposed restructuring, the Fund will no longer invest substantially all of its assets in other investment companies. Accordingly, in order for the Fund to restructure in the manner contemplated, the current concentration policy must be modified. Under the proposed modified policy, the Fund will not concentrate its investments in any industry.

B.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION

PROPOSED CHANGE: Upon the approval of Proposal 2B, the existing fundamental restriction on portfolio diversification would be modified as follows:

      The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

DISCUSSION: The Fund's current fundamental restriction on portfolio diversification lists the percentage standards set forth in the 1940 Act for a diversified fund. In order to qualify as a diversified investment company under the 1940 Act, the Fund may not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations and Exemptions change.



C.    ADDITION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES

PROPOSED CHANGE: Upon the approval of Proposal 2C, a fundamental policy on investments in other investment companies would be added as follows:

      The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

DISCUSSION: The new policy is proposed in order to provide the Fund the flexibility to take advantage of potential efficiencies in the future available through investment in another open-end fund. The Board has not considered any proposal to authorize the Fund to invest its assets in this fashion. However, adoption of this policy at this time would avoid the costs of a subsequent shareholder meeting in the event the Board were to determine to invest the Fund's assets in this fashion.



D. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

PROPOSED CHANGE: Upon the approval of Proposal 2D, the existing fundamental restriction on issuing senior securities and borrowing money would be modified as follows:

      The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

DISCUSSION: The Fund's current fundamental restriction limits borrowing to 33 1/3% of the Fund's total assets and prohibits the Fund from purchasing any security while any borrowings are outstanding, except that the Fund may borrow an additional 5% of the Fund's total assets for temporary or emergency purposes. The proposed changes would make the Fund's restriction on borrowing money or issuing senior securities no more limiting than required by the 1940 Act. The Board believes that changing the Fund's fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund does not borrow for investment purposes.

E.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

PROPOSED CHANGE: Upon the approval of Proposal 2E, the existing fundamental restriction on underwriting securities would be modified as follows:

      The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

DISCUSSION: The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on underwriting securities as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

F.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

PROPOSED CHANGE: Upon the approval of Proposal 2F, the existing fundamental restriction on real estate investments would be modified as follows:

      The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

DISCUSSION: The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on real estate investments as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

G.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

PROPOSED CHANGE: Upon the approval of Proposal 2G, the existing fundamental restriction on making loans would be modified as follows:

      The Fund may not make personal loans or loans to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

DISCUSSION: The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction, which prohibits the Fund from making loans, subject to substantially the same exceptions as in the proposed restriction. The proposed restriction only prohibits personal loans or loans to persons who control or are under the common control of the Fund.

REQUIRED VOTE. Approval of each of the changes contemplated by Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. If the proposed changes are approved by shareholders of the Fund at the Meeting, those changes will be effective upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

      IF ONE OR MORE OF THE CHANGES CONTEMPLATED BY PROPOSAL 2 ARE NOT APPROVED BY SHAREHOLDERS, THE RELATED EXISTING FUNDAMENTAL RESTRICTION(S) OF THE FUND WILL CONTINUE IN EFFECT.

             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2

                            ----------------------

                               PROPOSAL NO. 3:
                            ELECTION OF A TRUSTEE

      The Board has nominated the individual identified below for election to the Board at the Meeting. It is the intention of each proxyholder named on the accompanying proxy card to vote FOR the election of the nominee listed below unless the Fund shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for the nominee. The Board does not contemplate that the nominee, who has consented to being nominated, will be unable to serve as a Trustee for any reason but if that should occur prior to the Meeting, the proxies will be voted for such other nominee as the Board may recommend.



                            INFORMATION REGARDING THE NOMINEE FOR ELECTION AT THE MEETING

NAME, AGE, AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND OTHER                 POSITION(S) WITH TRUST AND
DIRECTORSHIPS                                                                                     TENURE

ROBERT H. GRAHAM, Age 52*...........................................................  Trustee,         Since 1998
Mr. Graham is Director,  President  and Chief  Executive  Officer,  A I M Management  Chairman of
Group Inc.; Director and President,  AIM; Director and Senior Vice President,  A I M  the Board, and
Capital Management,  Inc., A I M Distributors,  Inc., A I M Fund Services,  Inc. and  President
Fund Management Company; and Director, AMVESCAP PLC.

                                        INFORMATION REGARDING OTHER TRUSTEES

C. DEREK ANDERSON, Age 57...........................................................  Trustee          Since 1996
Mr.  Anderson is  President,  Plantagenet  Capital  Management,  LLC (an  investment partnership);  Chief Executive Officer,  Plantagenet  Holdings,  Ltd. (an investment banking firm);  Director,  Anderson Capital Management,  Inc., since 1988; Director,
PremiumWear,  Inc.  (formerly  Munsingwear,  Inc.) (a casual apparel  company);  and



                                       15

Director,  "R" Homes,  Inc.  and various  other  companies.  Mr.  Anderson is also a director or trustee of several other investment  companies registered under the 1940
Act that are managed or administered by AIM.

FRANK S. BAYLEY, Age 59.............................................................  Trustee          Since 1996
Mr.  Bayley is a partner  of the law firm of Baker &  Mackenzie;  and  Director  and
Chairman of C.D.  Stimpson  Company (a private  investment  company).  Mr. Bayley is also a director or trustee of several other  investment  companies  registered under the 1940 Act that are managed or administered by AIM.

ARTHUR C. PATTERSON, Age 55.........................................................  Trustee          Since 1996
Mr.  Patterson is a Managing  Partner of Accel Partners (a venture capital firm). He also  serves as a director  of Viasoft  and  Pagemart,  Inc.  (both  publicly-traded software  companies),  as well as several privately held software and communications companies.  Mr.  Patterson is also a director or trustee of several other investment companies registered under the 1940 Act that are managed or administered by AIM.

RUTH H. QUIGLEY, Age 64.............................................................  Trustee          Since 1996
Ms. Quigley is a private  investor.  From 1984 to 1986, she was President of Quigley
Friedlander & Co., Inc. (a financial  advisory  services firm).  Ms. Quigley is also a director or trustee of several other  investment  companies  registered  under the
1940 Act that are managed or administered by AIM.

----------------------

*........Mr. Graham is deemed an  "interested  person" of the Trust,  as defined in the 1940 Act, by virtue both of his office and his association with AIM and its affiliates.


                                         INFORMATION REGARDING THE EXECUTIVE
                                                OFFICERS OF THE TRUST

NAME, AGE, AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS                         POSITION(S) WITH THE FUND AND
                                                                                                 TENURE
ROBERT H. GRAHAM, Age 52..........................................................  Trustee,         Since 1998
Mr. Graham is Director, President and Chief Executive Officer,  A I M Management    Chairman of
A I M Group Inc.; Director and President, A I M; Director and Senior Vice           the Board, and
President, Capital Management,  Inc., A I M Distributors,  Inc., A I M Fund         President
Services,  Inc. and Fund Management Company; and Director, AMVESCAP PLC.

MELVILLE B. COX, Age 55...........................................................  Vice President   Since 1998
Mr.  Cox is Vice  President  and  Chief  Compliance  Officer,  AIM,  A I M Capital
Management,  Inc., A I M Distributors,  Inc., A I M Fund Services,  Inc., and Fund
Management Company.

GARY T. CRUM, Age 51..............................................................  Vice President   Since 1998
Mr. Crum is Director and President,  A I M Capital Management,  Inc.; Director and
Senior Vice President,  A I M and A I M Management  Group Inc.; and Director,  A I M
Distributors, Inc. and AMVESCAP.

CAROL F. RELIHAN, Age 44..........................................................  Vice President   Since 1998
Ms. Relihan is Director,  Senior Vice President,  General Counsel,  and Secretary,
AIM;  Senior Vice  President,  General  Counsel,  and Secretary,  A I M Management
Group  Inc.;  Director,  Vice  President  and  General  Counsel,  Fund  Management


                                       16

Company;  Vice President and General Counsel, A I M Fund Services,  Inc.; and Vice
President, A I M Capital Management, Inc. and A I M Distributors, Inc.

SAMUEL D. SIRKO, Age 39...........................................................  Vice President   Since 1998
Mr. Sirko is Assistant General Counsel and Assistant  Secretary,  A I M Management  and Secretary
Group Inc., A I M Capital Management,  Inc., A I M Distributors,  Inc., A I M Fund
Services,  Inc.,  and  Fund  Management  Company;  and Vice  President,  Assistant
General Counsel and Assistant Secretary of AIM.

DANA R. SUTTON, Age 40............................................................  Vice President   Since 1999
Ms.  Sutton  is  Vice  President  and  Fund  Controller,  AIM and  Assistant  Vice  and Treasurer
President and Assistant Treasurer, Fund Management Company.

      To the knowledge of the Trust's management, as of the Record Date, the Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

      There were fifteen meetings of the Trust's Board held during the Fund's fiscal year ended December 31, 1998. The Board has a Nominating and Audit Committee composed of Miss Quigley (Chair) and Messrs. Anderson, Bayley and Patterson. The purpose of the Nominating and Audit Committee is to nominate persons to serve as Trustees, review annual audits of the Fund, and recommend firms to serve as independent auditors for the Fund. The Nominating and Audit Committee does not normally consider nominees recommended by shareholders. During the Fund's last completed fiscal year, the Nominating and Audit Committee met [once]. Each Trustee attended at least 75% of the total number of meetings of the Board and, [for members thereof, of the Nominating and Audit Committee] during the 1998 fiscal year (or in the case of Mr. Graham, during his tenure).

      All of the Trustees also serve as directors or trustees of certain of the investment companies managed, administered, or advised by AIM ("Fund Complex"). The Trust pays each Trustee, who is not a director, officer or employee of AIM or any affiliated company, an annual retainer component, plus a per-meeting fee component for each Board or committee meeting attended by such Trustee and reimburses travel and other out-of-pocket expenses incurred in connection with attending such meetings. The table below summarizes the compensation of the Trust's Trustees and for the fiscal year ended December 31, 1998 and provides the total compensation paid to the Board members by the Fund Complex for the fiscal year ended December 31, 1998.


                                               COMPENSATION TABLE(1)
                                                                                            TOTAL COMPENSATION
                                                         AGGREGATE COMPENSATION               FROM THE TRUST
NAME OF PERSON, POSITION(2)                                 FROM THE TRUST                AND THE FUND COMPLEX(2)
------------------------                                    --------------                --------------------

C. Derek Anderson                                                $7,700                          $106,850
  TRUSTEE
Frank S. Bayley                                                  $7,100                           $90,650
  TRUSTEE
Arthur C. Patterson                                              $7,400                           $98,600
  TRUSTEE
Ruth H. Quigley                                                  $7,700                           $99,500
  TRUSTEE

----------------------
(1)      The Trustees do not receive any pension or retirement  benefits as compensation  for their services to the
Fund.
(2)      As an employee of AIM, Mr.  Graham  receives no  additional  compensation  from the Trust for serving as a
Trustee.

      REQUIRED VOTE. A plurality of all the votes cast at the Meeting is required for the election of the Trustee.

             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3

                            ----------------------


                               PROPOSAL NO. 4:
                       RATIFICATION OF THE SELECTION OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

      At a meeting called for the purpose of such selection, the firm of PricewaterhouseCoopers LLP was selected by the Board, including its trustees who are not "interested persons" of the Trust or AIM as the independent public accountants to audit the books and accounts of the Fund for the fiscal year ending December 31, 1999 and to include its opinion in financial statements filed with the SEC. The Board has directed the submission of this selection to the shareholders for ratification. PricewaterhouseCoopers LLP has advised the Board that it has no financial interest in the Fund. For the fiscal year ended December 31, 1998, the professional services rendered by PricewaterhouseCoopers LLP included the issuance of an opinion on the financial statements of the Fund and an opinion on other reports of the Fund filed with the SEC. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

      REQUIRED VOTE. Ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast thereon at the Meeting.

          THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4

                            ----------------------

                         INFORMATION ABOUT THE FUND'S
                            ADVISOR, ADMINSTRATOR,
                          AND THE FUND'S DISTRIBUTOR

      AIM serves as investment advisor to the Fund. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 110 investment portfolios, including the Fund, encompassing a broad range of investment objectives. A I M Distributors, Inc. ("AIM Distributors") acts as the Fund's distributor. AIM Distributors is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                                                       AIM
                                        DIRECTORS AND PRINCIPAL OFFICER (1)

------------------------------------------------------------------------------------------------------------------------------
             NAME                       POSITION WITH AIM                             PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------------------

Charles T. Bauer, C.F.A.        Director and Chairman                    Director and Chairman of the Board of Directors,
                                                                         A I M Management Group Inc., AIM, A I M Capital
                                                                         Management, Inc., A I M Distributors, Inc., A I M
                                                                         Fund Services, Inc. and Fund Management Company;
                                                                         and Vice Chairman and Director, AMVESCAP PLC.
------------------------------------------------------------------------------------------------------------------------------
Gary T. Crum                    Director and Senior Vice President       Director and President, A I M Capital Management,
                                                                         Inc.; Director and Senior Vice President,  A I M
                                                                         Management Group Inc. and     A I M; and Director,
                                                                         A I M Distributors, Inc. and AMVESCAP PLC.
------------------------------------------------------------------------------------------------------------------------------
Robert H. Graham                Director and President                   Director,  President  and Chief  Executive  Officer,
                                                                         A I M   Management   Group   Inc.;    Director   and
                                                                         President,  AIM; Director and Senior Vice President,
                                                                         A I M Capital Management,  Inc., A I M Distributors,
                                                                         Inc., A I M Fund Services,  Inc. and Fund Management
                                                                         Company; and Director, AMVESCAP PLC.
------------------------------------------------------------------------------------------------------------------------------
Dawn M. Hawley                  Director, Senior Vice President &        Senior Vice President and Chief Financial Officer,
                                Treasurer                                A I M Management Group Inc., AIM; Vice President
                                                                         and Treasurer, A I M Capital Management, Inc., A I M
                                                                         Distributors, Inc., A I M Fund Services, Inc. and
                                                                         Fund Management Company.
------------------------------------------------------------------------------------------------------------------------------
Carol F. Relihan                Director, Senior Vice President,         Director, Senior Vice President, General Counsel &
                                General Counsel & Secretary              Secretary, AIM; Senior Vice President, General
                                                                         Counsel & Secretary,  A I M Management  Group Inc.;
                                                                         Director,  Vice President and General Counsel, Fund
                                                                         Management  Company;  Vice  President  and  General
                                                                         Counsel,  A I  M  Fund  Services,  Inc.;  and  Vice
                                                                         President, A I M Capital Management, Inc. and A I M
                                                                         Distributors, Inc.

------------------------------------------------------------------------------------------------------------------------------

      (1) Each director and the principal officer may be reached at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.


      AIM and AIM Distributors are each indirect wholly-owned subsidiaries of AMVESCAP PLC, which is an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. AMVESCAP PLC is located at 11 Devonshire Square, London, EC2M 4YR, England.

                    ADDITIONAL INFORMATION ABOUT THE FUND

      For more information with respect to the Trust and the Fund, please refer to the Fund's Prospectus and Statement of Additional Information included in the Trust's Registration Statement (SEC file No. 333-30551), and the most recent annual and semi-annual reports to shareholders. These documents and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at the prescribed rates. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding the Trust, the Fund, and other registrants that file electronically with the SEC.

                             GENERAL INFORMATION

SOLICITATION OF PROXIES

      The Trust will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Trust may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of the Trust and employees of AIM and its affiliates, without additional compensation, may solicit Proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by AIM.

      The Trust has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist in the solicitation of proxies. You may receive a telephone call from this firm concerning this proxy solicitation. The Trust estimates that SCC will be paid fees of approximately $15,000. Because the Fund's expenses are expected to exceed the applicable expense caps, the Trust anticipates that SCC's fees will be borne by AIM. In addition, SCC will be paid for its expenses incurred; the amount of these expenses will depend on the nature and extent of the services provided in connection with the solicitation. THE BOARD DOES NOT KNOW OF ANY MATTERS TO BE PRESENTED AT THE MEETING OTHER THAN THOSE DESCRIBED IN THIS PROXY STATEMENT, BUT SHOULD ANY OTHER MATTER REQUIRING A VOTE OF SHAREHOLDERS ARISE, THE PROXYHOLDERS WILL VOTE THEREON ACCORDING TO THEIR BEST JUDGMENT IN THE INTERESTS OF THE FUND.

PROPOSALS OF SHAREHOLDERS

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of AIM Funds, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion. Normally, there will be no annual meeting of shareholders in any year, except as required under the 1940 Act.

REPORTS TO SHAREHOLDERS

      THE TRUST WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE AND UPON REQUEST, A COPY OF THE MOST RECENT ANNUAL REPORT AND A COPY OF THE MOST RECENT SEMI-ANNUAL REPORT FOLLOWING SUCH ANNUAL REPORT OF THE FUND. REQUESTS FOR SUCH REPORTS MAY BE MADE BY WRITING TO THE TRUST AT 11 Greenway Plaza, Suite 100, Houston, Texas 77046, OR BY CALLING (800) 347-4246.



      IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE  MEETING  MAY BE  ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          BY ORDER OF THE BOARD,



                                          SAMUEL D. SIRKO
                                          SECRETARY
________, 1999

AIM Client Services
11 Greenway Plaza, Suite 100,
Houston, Texas  77046

                                                                       EXHIBIT A

                               AIM SERIES TRUST

                     MASTER INVESTMENT ADVISORY AGREEMENT


      THIS AGREEMENT is made this ____ day of ___________, 1999, by and between AIM Series Trust, a Delaware business trust (the "Company") with respect to its series of shares shown on Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").


                                   RECITALS

      WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

      WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

      WHEREAS, the Company's Agreement and Declaration of Trust authorizes the Board of Trustees of the Company to classify shares of the Company, and as of the date of this Agreement, the Company's Board of Trustees has authorized the issuance of one series of shares representing interests in one investment portfolio (such portfolio and any other portfolios hereafter added to the Company being referred to collectively herein as the "Funds"); and

      WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

      1. ADVISORY SERVICES. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Company's Board of Trustees. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

      2. INVESTMENT ANALYSIS AND IMPLEMENTATION. In carrying out its obligations under Section 1 hereof, the Advisor shall:

            (a)  supervise all aspects of the operations of the Funds;

            (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

            (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Company's Board of Trustees; and

            (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Company's Board of Trustees;

and take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

      3. DELEGATION OF RESPONSIBILITIES. Subject to the approval of the Board of Trustees and, if required by law, the shareholders of the Funds, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 2 hereof, provided that the Advisor shall continue to supervise the performance of any such sub-advisor.

      4. CONTROL BY BOARD OF TRUSTEES. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees of the Company.

      5.  COMPLIANCE  WITH   APPLICABLE   REQUIREMENTS.   In  carrying  out  its
obligations under this Agreement, the Advisor shall at all times conform to:

         (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

         (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

         (c) the provisions of the Agreement and Declaration of Trust of the Company, as the same may be amended from time to time;

         (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

         (e) any other applicable provisions of state, federal or foreign law.

      6. BROKER-DEALER RELATIONSHIPS. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor's primary consideration in effecting a security transaction will be to obtain execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered. Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees of the Company indicating the brokers to whom such allocations have been made and the basis therefor. In making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

      7. COMPENSATION. The Company shall pay the Advisor as compensation for services rendered hereunder an annual fee, payable monthly, based upon the average daily net assets of the Funds as the same is set forth in Appendix A attached hereto. The average daily net asset value of the Funds shall be determined in the manner set forth in the Agreement and Declaration of Trust and registration statement of the Company, as amended from time to time.

      8. ADDITIONAL SERVICES. Upon the request of the Company's Board of Trustees, the Advisor may perform certain accounting, shareholder servicing or other administrative services on behalf of the Funds which are not required by this Agreement. Such services will be performed on behalf of the Funds and the Advisor may receive from the Funds such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Advisor and the Company's Board of Trustees based on a finding by the Board of Trustees that the provision of such services by the Advisor is in the best interests of the Company and its shareholders. Payment or assumption by the Advisor of any fund expense that the Advisor is not otherwise required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Funds nor obligate the Advisor to pay or assume any similar fund expense on any subsequent occasions. Such services may include, but are not limited to:

         (a) the services of a principal financial officer of the Company (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Company and the Funds, including the review and calculation of daily net asset value and the preparation of tax returns; and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer;

         (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts; providing assistance to shareholders in exchanges among the mutual funds managed or advised by the Advisor; changing account designations or changing addresses; assisting in the purchase or redemption of shares; supervising the operations of the custodian, transfer agent(s) or dividend disbursing agent(s) for the Funds; or otherwise providing services to shareholders of the Funds; and

         (c) such other administrative services as may be furnished from time to time by the Advisor to the Company or the Funds at the request of the Company's Board of Trustees.

      9. EXPENSES OF THE FUNDS. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

      10. NON-EXCLUSIVITY. The services of the Advisor to the Company and the Funds are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

      11. TERM AND APPROVAL. This Agreement shall become effective with respect to a Fund if approved by the shareholders of such Fund, and if so approved, this Agreement shall thereafter continue in force for an initial period of two years and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

         (a) (i) by the Company's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

         (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
      Act) of a party to this Agreement (other than as Company trustees), by votes cast in person at a meeting specifically called for such purpose.

      12. TERMINATION. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the 1940 Act.

      13. LIABILITY OF ADVISOR AND INDEMNIFICATION. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      14. LIABILITY OF SHAREHOLDERS. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Company individually but are binding only upon the assets and property of the Company and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as stockholders of private corporations for profit.

      15. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company shall be and that of the Advisor shall be Eleven Greenway Plaza, Suite 100, Houston, Texas 77046.

      16. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Delaware.

      17. LICENSE AGREEMENT. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                                 AIM SERIES TRUST
                                          (a Delaware business trust)
Attest:


________________________________          By:_________________________
      ASSISTANT SECRETARY                             PRESIDENT

(SEAL)



                                               A I M  ADVISORS, INC.
Attest:

________________________________          By:_________________________
      ASSISTANT SECRETARY                             PRESIDENT

(SEAL)

                                  APPENDIX A
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT
                                      OF
                               AIM SERIES TRUST


      The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered and all facilities furnished hereunder, a management fee for such Fund set forth below. Such fees shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.


                            AIM GLOBAL TRENDS FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million..............................................       0.975%
Next $500  million..............................................       0.95%
Next $500  million..............................................       0.925%
On amounts  thereafter..........................................       0.90%


                                                                                                         EXHIBIT B



                                        FEE CHART FOR COMPARABLE AIM FUNDS

-------------------------------------------------------------------------------------------------------------
                 FUND                                ADVISORY FEE                 TOTAL AVERAGE NET ASSETS
                 ----                                ------------                 ------------------------
                                          (BASED ON AVERAGE DAILY NET ASSETS)       FOR THE MOST RECENTLY
                                          -----------------------------------       ---------------------
                                                                                    COMPLETED FISCAL YEAR
                                                                                    ---------------------
-------------------------------------------------------------------------------------------------------------

AIM Global Consumer Products and        0.975% of the first $500 million;              $  182,949,344
Services Fund                           0.95% on the next $500 million;
                                        0.925%  on the next  $500  million;  and
                                        0.90% on amounts thereafter.

-------------------------------------------------------------------------------------------------------------
AIM Global Financial Services Fund      0.975% of the first $500 million;              $  100,032,253
                                        0.95% on the next $500 million;
                                        0.925% on the next $500 million; and
                                        0.90% on amounts thereafter.

-------------------------------------------------------------------------------------------------------------
AIM Global Health Care Fund             0.975% of the first $500 million;              $  528,559,525
                                        0.95% on the next $500 million;
                                        0.925% on the next $500 million; and
                                        0.90% on amounts thereafter.

-------------------------------------------------------------------------------------------------------------
AIM Global Infrastructure Fund          0.975% of the first $500 million;              $   84,011,067
                                        0.95% on the next $500 million;
                                        0.925% on the next $500 million; and
                                        0.90% on amounts thereafter.

-------------------------------------------------------------------------------------------------------------
AIM Global Resources Fund               0.975% of the first $500 million;              $   92,848,358
                                        0.95% on the next $500 million;
                                        0.925% on the next $500 million; and
                                        0.90% on amounts thereafter.

-------------------------------------------------------------------------------------------------------------
AIM Global Telecommunications and       0.975% of the first $500 million;              $1,621,328,699
Technology Fund                         0.95% on the next $500 million;
                                        0.925%  on the next  $500  million; and
                                        0.90% on amounts thereafter.

-------------------------------------------------------------------------------------------------------------
AIM International Equity Fund           0.95% of the first $1 billion;                 $2,456,329,774
                                        0.90% on amounts thereafter.

-------------------------------------------------------------------------------------------------------------
AIM Global Growth Fund                  0.85% of the first $1 billion;                 $  475,584,904
                                        0.80% on amounts thereafter.

-------------------------------------------------------------------------------------------------------------
AIM Global Aggressive Growth Fund       0.90% of the first $1 billion;                 $2,309,012,837
                                        0.85% on amounts thereafter.

-------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT C

                            OWNERSHIP OF THE FUND

      Listed below is the name, address and percent ownership of each person who as of _________, 1999, to the knowledge of the Trust's management, owned beneficially 5 percent or more of the outstanding shares of the Fund:


                                                                       PERCENT
                                                      NUMBER OF       BENEFICIAL
  NAME AND ADDRESS                                   SHARES OWNED     OWNERSHIP
  ----------------                                   ------------     ---------

[        ]
[        ]

                   EVERY SHAREHOLDER'S VOTE IS IMPORTANT!











                     PLEASE SIGN, DATE AND RETURN YOUR
                                PROXY TODAY!

                Please detach at perforation before mailing.





PROXY              PROXY SOLICITED BY THE BOARD OF TRUSTEES OF           PROXY
                             AIM GLOBAL TRENDS FUND
               (THE SOLE INVESTMENT PORTFOLIO OF AIM SERIES TRUST)

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999

The undersigned hereby appoints Samuel D. Sirko and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM Global Trends Fund, the sole investment portfolio of AIM Series Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH PROPOSAL.


CONTROL NUMBER:           NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                          PROXY CARD. All joint owners should sign. When signing
                          as  executor,  administrator,   attorney,  trustee  or
                          guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                          ------------------------------------------------------
                          Signature


                          ------------------------------------------------------
                          Signature (if held jointly)

                          ------------------------------------------------------
                          Dated

                   EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                     PLEASE SIGN, DATE AND RETURN YOUR
                                PROXY TODAY!

                  Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

TO VOTE, FILL IN THE BOX COMPLETELY.  EXAMPLE:   / /

                                                                             FOR           AGAINST        ABSTAIN
1.   To approve a new investment  advisory agreement for AIM                 / /            / /             / /
     Global Trends Fund.

2.   To approve changes to the fundamental  investment  restrictions of the
     Fund:

     (A) The  modification of the fundamental  restriction on                / /            / /             / /
         concentration.

     (B) The  modification of the fundamental  restriction on                / /            / /             / /
         portfolio diversification.

     (C) The   addition   of   a   fundamental   policy   on                 / /            / /             / /
         investments in investment companies.

     (D) The  modification of the fundamental  restriction on                / /            / /             / /
         issuing senior securities and borrowing money.

     (E) The  modification of the fundamental  restriction on                / /            / /             / /
         underwriting securities.

     (F) The  modification of the fundamental  restriction on                / /            / /             / /
         real estate investments.

     (G) The  modification of the fundamental  restriction on                / /            / /             / /
         making loans.
                                                                                          WITHHOLD
                                                                             FOR          AUTHORITY
3.   To elect Robert H. Graham as Trustee.                                   / /            / /

                                                                             FOR           AGAINST        ABSTAIN
4.   To ratify the  selection of  PricewaterhouseCoopers  LLP                / /            / /             / /
     as independent public accountants.

5.   IN THE  DISCRETION  OF SUCH PROXIES,  UPON SUCH OTHER  BUSINESS AS MAY
     PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.
